UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 347-4515

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRACTS CERTIFYING ACCOUNTANT

_____________________________________________________________________________________

(a)

Previous independent registered public accounting firm

(i)

On November 28, 2016, Mobetize Corp. (the “Company”) dismissed Grant Thornton

LLP as its independent registered public accounting firm.

(ii)

The reports of Grant Thornton LLP on the Company’s financial statements as of and for the fiscal years ended March 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the

Company’s ability to continue as a going concern.

(iii)

The Company, upon the authorization and approval of its Board of Directors, dismissed

Grant Thornton LLP as its independent registered public accounting firm.

(iv)

During the fiscal years ended March 31, 2016 and 2015, and through June 30, 2016,

there:

(1) were no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with

Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction Grant Thornton LLP would have caused it to make reference thereto in connection with its report on the financial statements for such periods; and

(2) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-

K).

(v)

The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter provided by Grant Thornton LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

New independent registered public accounting firm

(1)

On November 28, 2016, the Company, upon the authorization and approval of its Board of Directors, engaged Davidson & Company LLP as its independent registered public accounting firm. During its two most recent fiscal years and through June 30, 2016,

neither the Company nor anyone acting on its behalf had consulted with Davidson &

Company LLP regarding any of the following:

(i)

The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Davidson & Company LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)

Any matter that was subject of a “disagreement”, or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of

Regulation S-K  respectively).

________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

16.1

Attached

Letter from Grant Thornton LLP dated November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

November 28, 2016

Name: Ajay Hans

Title: Chief Executive Officer

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